UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2014

NICHOLAS FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	0-26680	8736-3354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2454 McMullen Booth Road, Building C

Clearwater, Florida 33759

(Address of principal executive offices, including zip code)

(727) 726-0763

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Nicholas Financial, Inc. (the “Company”) (NASDAQ: NICK) is filing this Current Report on Form 8-K to report that, on June 11, 2014, the Company’s Board of Directors (the “Board”) held a special meeting to consider the status of the Company’s proposed transaction with Prospect Capital Corporation (“Prospect”) in light of the pending June 12, 2014 termination deadline. As previously disclosed, on December 17, 2013, the Company entered into an arrangement agreement (the “Arrangement Agreement”) whereby the Company agreed to sell all of its issued and outstanding Common Shares to an indirect wholly-owned subsidiary of Prospect, pursuant to a plan of arrangement (the “Arrangement”) under the Business Corporations Act (British Columbia). Prospect (NASDAQ: PSEC) (www.prospectstreet.com) is a closed-end investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940. It focuses on lending to and investing in private businesses. Prospect’s investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.

The termination deadline for completion of the Arrangement pursuant to the Arrangement Agreement is June 12, 2014. At its June 11, 2014 meeting, the Company’s Board of Directors determined to terminate the Arrangement Agreement on the basis that certain conditions requisite to consummation of the Arrangement could not be satisfied by the termination deadline. The Board of Directors further determined to continue to retain Janney Montgomery Scott LLC as its independent financial advisor to assist the Board in evaluating strategic alternatives for the Company, including, but not limited to, the possible sale of the Company to Prospect or another third party, potential acquisition and expansion opportunities, and/or a possible debt or equity financing.

The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 31E of the Securities Exchange Act of 1934, including statements regarding the Company’s expectations, hopes, beliefs, intentions, or strategies regarding the future. Forward-looking statements include statements regarding, among other things, the future intentions of the Board of Directors of the Company regarding possible strategic alternatives. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. All forward-looking statements included in this document are based on information available to the Company on the date hereof and the Company assumes no obligation to update any such forward-looking statement. Prospective investors should also consult the risks described from time to time in the Company’s Reports on Forms 8-K, 10-Q and 10-K and Annual Reports to Shareholders.

Item 9.01 Financial Statements and Exhibits

Exhibit #	Description

99.1	Press release dated June 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

NICHOLAS FINANCIAL, INC.
(Registrant)

Date: June 12, 2014	/s/ Ralph T. Finkenbrink
Ralph T. Finkenbrink
President and Chief Executive Officer
(Principal Executive Officer)

Exhibit Index

Exhibit	Description

99.1	Press release dated June 12, 2014.